SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported)     March 20, 1997

                      Newcourt Receivables Corporation
         ----------------------------------------------------------

           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
               (State or Other Jurisdiction of Incorporation)

       33-98378                                     77-041305
  (Commission File Number)                        (I.R.S. Employer
                                                  Identification No.)

                                408-271-0500
            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)




Item 5.  Other Events.

        The Registrant is filing final forms of the exhibits listed in Item 7(c) below.


Item 7.  Financial Statements and Exhibits.

        (c) Exhibits.


Exhibit No.      Document Description

20               Monthly Servicer's Certificate.



                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NEWCOURT RECEIVABLES CORPORATION



Dated:  March  27, 1997      By:  /s/ Daniel A. Jauernig
                                 Daniel A. Jauernig
                                 Vice President and Chief
                                 Financial Officer and Director



                             INDEX TO EXHIBITS


Exhibit No.      Document Description

20               Monthly Servicer's Certificate